Johnson Rice & Company 2014 Energy Conference September 29-30, 2014 Exhibit 99.1

Forward Looking Statements

This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com
or through the SEC’s Electronic Data Gathering
and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the end of this presentation.

Patterson-UTI Energy is a leading provider of contract drilling and pressure pumping services 3

Contract Drilling
•
High quality fleet of land drilling
rigs including 139 APEX ® rigs
•
Leader in walking rig technology for
pad drilling applications
•
Large footprint across North
American drilling markets
Patterson-UTI reported results for the six months ended June 30, 2014
Pressure
Pumping
38%
Oil &
Natural
Gas
2%
Contract
Drilling
60%
Components of Revenue

Pressure Pumping
•
High quality fleet of modern pressure
pumping equipment
•
A leader in natural gas bi-fuel
technology
•
Strong reputation for regional
knowledge and efficient operations
Patterson-UTI reported results for the six months ended June 30, 2014
Pressure
Pumping
38%
Oil &
Natural
Gas
2%
Contract
Drilling
60%
Components of Revenue

Contract Drilling

$531
$540
$361
$395
$656
$785
$745
$505
$775
2006
2007
2008
2009
2010
2011
2012
2013
2014E

Contract Drilling Capital Expenditures and Acquisitions
($ in millions)
Investing in Our Drilling Rig Fleet
More than $4.5 billion invested since 2005
2014 Capital expenditure forecast as of July 24, 2014

…and Expected as of June 30, 2015
APEX-XK 1500™
APEX-XK 1000™
APEX WALKING
®
APEX 1500
®
APEX 1000
®
Total APEX
®
Rigs
Class
APEX
®
Rigs as of September 29, 2014
50
4
49
44
11
158
6/30/2015
A leader in high specification drilling rigs
31
4
49
44
11
139
9/29/2014
APEX
®
Rig Fleet

Permian Basin
56 Rigs
Large Geographic Footprint
9
PTEN’s Active U.S. Land Drilling Rigs
as of September 2014
East Texas
15 Rigs
Appalachia
& Midwest
37 Rigs
North Texas
7 Rigs
Rockies
33 Rigs
South Texas
38 Rigs

Why invest in APEX ® rigs? …the impact has been transformative!

140
120
100
80
60
40
20
0
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

PATTERSON-UTI ENERGY INC.

Increasing APEX ® Drilling Activity 11 Active APEX ® Rig Count

APEX®
Other Electric
Mechanical
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

PATTERSON-UTI ENERGY INC.

PTEN Relative Rig Count by Rig Class 12

120%
100%
80%
60%
40%
20%
0%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

PATTERSON-UTI ENERGY INC.

Greater Stability of Utilization 13 APEX ® Rig Utilization

26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

PATTERSON-UTI ENERGY INC.

Improving Average Revenue Per Day

Patterson-UTI Total Average Revenue Per Day
Excludes early-termination revenues during the third and fourth quarter of 2013 of $3,600 per day and $130 per day, respectively.

APEX® & Other Electric
Mechanical
2010
2011
2012
2013
2014

[redacted]

PATTERSON-UTI
ENERGY INC.

EBITDA Contribution from High Specification Rigs

Preferred rigs account for approximately
89% of Contract Drilling EBITDA
Excludes early-termination revenues during the third and fourth quarter of 2013 of $62.8 million and
$2.4 million, respectively.

Why invest in APEX ® rigs? …the outlook remains strong!

80%
70%
60%
50%
40%
30%
20%
10%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
% Horizontal
% Vertical

PATTERSON-UTI ENERGY INC.

17 U.S. Rig Count % by Drilling Type Continued Demand for APEX ® Rigs Source: Baker Hughes North America Rotary Rig Count

AC-powered rigs represent less than half
of the horizontal rig count
Total U.S. Horizontal Rig Count by Power Type
Continued Demand for APEX
®
Rigs
Analysis from Patterson-UTI Energy based on data from RigData and company filings.

Why invest in APEX ® rigs? …Patterson-UTI is a technology leader!

APEX WALKING
®
Rigs
20
•
Capable of walking with drill pipe
and collars racked in derrick
•
Full multi-directional walking
capability
•
Walking times average 45 minutes
for 10’ – 15’ well spacing
http://patenergy.com/drilling/technology/apexwalk

Strong Demand for Pad Drilling
21
•
Pad drilling is contributing to
increasing rig efficiency
•
Pad drilling capable rigs are
highly utilized
•
All new APEX
®
rigs
completed in 2014 are
expected to have walking
systems
http://patenergy.com/drilling/technology

APEX-XK™ Rig Walking on Pad 22 http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK™ Rig 22

The APEX-XK
™
23
•
Enhanced mobility including more
efficient rig up and rig down
•
Greater clearance under rig floor for
optional walking system
•
Advanced environmental spill
control integrated into drilling floor
•
Minimized number of truck loads for
rig moves
•
Available in both 1500 HP and 1000
HP
http://patenergy.com/drilling/technology

PATTERSON-UTI
RIG 247
APEX XK
1500

PATTERSON-UTI
ENERGY INC.

Enhancing our Position in Pad Drilling 24 Walking Systems Can be Added to Any Rig in Our Fleet… …Allowing for True Multi-Directional Pad Drilling Capabilities 24

Enhancing our Position in Pad Drilling 25 http://patenergy.com/drilling/technology 25

Early Adopter of Natural Gas Engines 26 http://patenergy.com/drilling/technology 26

Using Natural Gas as a Fuel Source
27
• First contract driller to use GE’s
Waukesha natural gas engines on
a modern land rig
• 43 rigs currently configured to use
natural gas as the primary fuel
source including 8 natural gas
powered rigs and 35 bi-fuel
capable rigs
• We plan to add GE Waukesha
engines to three additional rigs
and upgrade nine additional rigs
with bi-fuel systems
• Natural gas powered rigs can
result in up to 80% lower fuel
costs
http://patenergy.com/drilling/technology

Pressure Pumping

$41
$48
$61
$43
$289
$198
$194
$123
$285
2006
2007
2008
2009
2010
2011
2012
2013
2014E

[redacted]

PATTERSON-UTI ENERGY INC.

Investing in Pressure Pumping

Pressure Pumping Capital Expenditures and Acquisitions
($ in millions)
Approximately $1 billion invested since 2005
2014 Capital expenditure forecast as of July 24, 2014

1200
1000
800
600
400
200
0
Pressure Pumping Horsepower (000s)
2006
2007
2008
2009
2010*
2011
2012
2013
2014E
June 2015E
Year End
Fracturing Horsepower
Pending Acquisition**
Other Horsepower

Growing Pressure Pumping Business

Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
65
1,088
*    Includes acquisition of approximately 210,000 pressure pumping horsepower in October 2010
**  Previously announced agreement to acquire 143,250 horsepower.  Closing of the transaction is subject to the satisfaction of various conditions, including, the receipt of approvals from third parties.

Fracturing Horsepower
55%
45%

PATTERSON-UTI
ENERGY INC.

Southwest Region:
Northeast Region:
Fracturing horsepower: 389,000
Other horsepower: 28,000
Fracturing horsepower: 320,000
Other horsepower: 55,000
A Significant Player in Regional Markets
Pressure Pumping Areas

Horsepower distribution as of June 30, 2014

HIGH PRESSURE
NATURAL GAS

PATTERSON-UTI
ENERGY INC.

A Leader in Bi-Fuel Technology
•
Engines can burn a fuel mix
comprised of up to 70% natural
gas
•
Comparable torque and
horsepower as an all diesel engine
•
Reduces operating costs by
lowering fuel costs
•
Good for environmental
sustainability
http://patenergy.com/pressurepumping/services

UNIVERSAL
WELL SERVICES, INC.
NATURAL GAS
U7734

PATTERSON-UTI
ENERGY INC.

A Leader in Bi-Fuel Technology 33 http://patenergy.com/pressurepumping/services 33

A Leader in Bi-Fuel Technology
34
•
One of the largest bi-fuel frac
fleets in the Marcellus
•
Approximately 1,000 stages
completed using natural gas as a
fuel source
•
Replaced more than 547,000
gallons of diesel with cleaner
burning natural gas
•
Eliminated 3.8 million pounds of
transportation loads on local
roads
http://patenergy.com/pressurepumping/services

Comprehensive Lab Services http://patenergy.com/pressurepumping/services 35

Financial Flexibility

$598
$637
$445
$453
$976
$1,012
$974
$662
$1,100
2006
2007
2008
2009
2010
2011
2012
2013
2014E

PATTERSON-UTI ENERGY INC.

Investing in Our Company 37 Capital Expenditures and Acquisitions ($ in millions) 2014 Capital expenditure forecast as of July 24, 2014

Strong Financial Position

•
History of returning capital to investors
–
Cash Dividend
•
Initiated cash dividend in 2004
•
Recently announced doubling of quarterly cash dividend to
$0.10 per share
–
Stock Buyback
•
Total of $856 million repurchased since 2005
•
Repurchased $85.8 million of stock in 2013 at an average
price of $20.83
•
Approximately $187 million remaining authorization as of June
30, 2014
•
Returned approximately $1.2 billion to shareholders since
2005

800
700
600
500
400
300
200
100
0
Line of Credit Availability
Cash
208
283
398
244
387
273
571
710
581
2006
2007
2008
2009
2010
2011
2012
2013
2Q14
Year End

PATTERSON-UTI ENERGY INC.

Strong Financial Position 39 Total Liquidity ($ in millions) Liquidity defined as end of period cash plus availability under revolving line of credit

50%
40%
30%
20%
10%
0%
-10%
6%
2%
-4%
-2%
15%
13%
18%
14%
17%
2006
2007
2008
2009
2010
2011
2012
2013
2Q14
Year End

PATTERSON-UTI
ENERGY INC.

Strong Financial Position 40 Net Debt to Capital Ratio $600 million of debt not due until at least 2020

CAGR 16.3%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

PATTERSON-UTI ENERGY INC.

Strong Financial Returns 41 Growth in Per-Share Book Value

Why Invest in Patterson-UTI Energy?
•
Continuing Transformation
– Committed to high-spec land rigs where
demand remains strong
– Creating value through focus on well
site execution
•
Technology leader
– Leader in walking rigs for pad drilling
– Innovator in use of natural gas as a fuel
source for both drilling and pressure
pumping
•
Financially flexible
– Strong balance sheet
– History of share buybacks
– Dividends

Johnson Rice & Company 2014 Energy Conference September 29-30, 2014

Additional References

Active in Unconventional Plays

PTEN’s Active Rigs in Unconventional Areas
as of September 2014
Piceance
Haynesville
Marcellus
Barnett
20 Rigs
Eagle Ford
3 Rigs
19 Rigs
2 Rigs
34 Rigs
6 Rigs
18 Rigs
Woodford
3 Rigs
Pinedale
4 Rigs

Term Contract Coverage
•
Based on term contracts in place as of July 24, 2014
–
An average of 149 rigs expected under term contract in the
third quarter of 2014
–
An average of 138 rigs expected under term contract during
the second half of 2014
•
PTEN expects to continue signing term contracts
Improving earnings visibility and returns stability

Drilling term contract revenue backlog of $1.5 billion at
June 30, 2014

Strong Financial Position
•
Total liquidity of approximately $581 million
–
$121 million of cash at June 30, 2014
–
$460 million revolver availability at June 30, 2014
•
$567 million net debt at June 30, 2014
–
16.6% Net Debt/Total Capitalization
–
$300 million of 4.97% Series A notes due October 5, 2020
–
$300 million of 4.27% Series B notes due June 14, 2022
–
$87.5 million of 5-year term loan
•
No equity sales in last 13 years
•
Reduced share count by 26.3 million shares since
2005

Three Months Ended
June 30,
Six Months Ended
June 30,
2014 2013 2014 2013
Earnings Before Interest, Taxes, Depreciation and Amortization
(EBITDA)(1):
Net income $ 54,283 $ 40,768 $ 89,105 $ 96,998
Income tax expense 25,905 23,528 42,847 55,656
Net interest expense 7,041 6,691 14,053 13,284
Depreciation, depletion, amortization and impairment 153,426 137,182 300,748 273,617
EBITDA $ 40,655 $ 208,169 $ 446,753 $ 439,555
Total revenue $ 757,276 $ 659,316 $ 1,435,444 $1,326,355
EBITDA margin 31.8% 31.6% 31.1% 33.1%
EBITDA by operating segment:
Contract drilling $ 181,674 $ 145,352 $ 354,870 $ 315,523
Pressure pumping 59,533 62,043 95,118 120,794
Oil and natural gas 9,244 11,503 17,974 25,366
Corporate and other (9,796) (10,729) (21,209) (22,128)
Consolidated EBITDA $ 240,655 $ 208,169 $ 446,753 $ 439,555
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Non-GAAP Financial Measures
48
(1) EBITDA is not defined by generally accepted accounting principles (“GAAP”).  We present EBITDA (a non-GAAP measure) because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.  EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.

Non-GAAP Financial Measures

2013 2012 2011 2010 2009
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)(1):
Net income (loss) $ 188,009 $ 299,477 $ 322,413 $ 116,942 $ (38,290)
Income tax expense (benefit) 108,432 176,196 187,938 72,856 (17,595)
Net interest expense (income) 27,441 22,196 15,465 11,098 3,767
Depreciation, depletion, amortization and impairment 597,469 526,614 437,279 333,493 289,847
Net impact of discontinued operations - - (209) 1,778 1,979
EBITDA $ 921,351 $ 1,024,483 $ 962,886 $ 536,167 $ 239,708
Total revenue $ 2,716,034 $ 2,723,414 $ 2,565,943 $ 1,462,931 $ 781,946
EBITDA margin 33.9% 37.6% 37.5% 36.7% 30.7%
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
(1) EBITDA is not defined by generally accepted accounting principles (“GAAP”). We present EBITDA (a non-GAAP measure)
because  we believe it provides additional information with respect to both the performance of our fundamental business activities and our  ability to meet our capital expenditures and working capital requirements.  EBITDA should not be construed as an alternative to  the GAAP measures of net income or operating cash flow.